UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 28, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                             GENEVA RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                       0-32593                  98-0441019
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


   12533 N. Carson Street, Suite 125
       Carson City, Nevada 89706                                        89706
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


                                 (775) 348-9330
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on April 28, 2008, the Board of Directors (the "Board") of Geneva Resources, Inc., a Nevada corporation (the "Company") accepted the consent of Bertrand Taquet as a member of the Board of Directors of the Company.

BIOGRAPHY

BERTRAND TAQUET has over twenty-five years of experience as an exploration geologist having worked for multiple companies in areas of precious metal mining and exploration and production. From January 2007 through December 2007, Mr. Taquet was the senior geologist for NWT Uranium Corp. where he managed uranium exploration in the Niger and Ungava properties, the Ag Zn property in Mexico and other properties in Quebec, Africa. From approximately April 2005, through November 2006, Mr. Taquet engaged in gold mining and exploration consulting through BT Geoconsult for Auplata S.A.S. (French Guyana), Fancamp Resources (Beauce, Quebec), and Cete Apave (French Guyana). From approximately January 2005 through April 2005, Mr. Taquet engaged in mining projects, feasibility studies and exploitation permit preparation for Auplata S.S.S., French Guyana and South America. From approximately November 1994 through December 2004, Mr. Taquet was involved as a project geologist in various gold and diamond exploration programs with Guyanor Resources Golden Star Resources.

Mr. Taquet earned a DEA (equivalent to M.Sc.) in applied geology at USTL, Montpellier, France in 1983.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

    Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENEVA RESOURCES, INC.


DATE:  April 29, 2008.                  /s/ MARCUS JOHNSON
                                        ________________________________________
                                        Name: Marcus Johnson
                                        Title: President/Chief Executive Officer






















                                       3